                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         April 12, 2007
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                     ML-CFC Commercial Mortgage Trust 2007-6
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                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-130408-07

                      Merrill Lynch Mortgage Lending, Inc.
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             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-130408

Delaware                              333-130408-07              13-3416059
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(State or Other Jurisdiction           (Commission             (IRS Employer
of Incorporation)                      File Number)          Identification No.)

4 World Financial Center, 16th Floor
250 Vesey Street, New York, New York                              10080
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code         (212) 449-1000
                                                  ------------------------------

                      4 World Financial Center, 10th Floor
                      250 Vesey Street, New York, New York
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.
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     On April 1, 2007, a pooling and servicing agreement, dated as of April 1,
2007 (the "Pooling and Servicing Agreement"), was entered into by and between
Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"),
Wachovia Bank, National Association, as master servicer no. 1, Wells Fargo Bank,
National Association, as master servicer no. 2, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee. The Pooling and
Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust 2007-6 (the "ML-CFC
Commercial Mortgage Trust 2007-6"), Commercial Mortgage Pass-Through
Certificates, Series 2007-6 (the "Certificates"). Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class
A-1A, Class AM, Class AJ, Class B, Class C and Class D (collectively, the
"Publicly-Offered Certificates"), were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130408) and were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"),
Countrywide Securities Corporation, Credit Suisse Securities (USA) LLC and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of March 30, 2007 (the "Underwriting
Agreement"), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage
Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending,
Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of March 30, 2007 (the "MLML Mortgage Loan Purchase Agreement"). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the
"Countrywide Mortgage Loans" and, together with the MLML Mortgage Loans, the
"Mortgage Loans") were acquired by the Registrant from Countrywide Commercial
Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of March 30, 2007 (the "Countrywide Mortgage Loan
Purchase Agreement" and, together with the MLML Mortgage Loan Purchase
Agreement, the "Mortgage Loan Purchase Agreements").

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML or Countrywide, as the case may be)
to the Registrant with respect to the Mortgage Loans sold by such seller to the
Registrant.

     Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a filing previously made on April 6, 2007 on behalf of the
Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities
Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-130408-07, for the ML-CFC Commercial Mortgage Trust 2007-6, and the
description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the
Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the
Registrant for the ML-CFC Commercial Mortgage Trust 2007-6.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 19, 2007

                              MERRILL LYNCH MORTGAGE INVESTORS, INC.

                              By: /s/ David M. Rodgers
                                  ----------------------------------------------
                                     Name:    David M. Rodgers
                                     Title:   Executive Vice President,
                                              Chief Officer in Charge of
                                              Commercial Mortgage Securitization

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